UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 23, 2014
(Date of Report - Date of Earliest Event Reported)

First Cash Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19133 (Commission File Number)	75-2237318 (IRS Employer Identification No.)

690 East Lamar Blvd., Suite 400, Arlington, Texas 76011
(Address of principal executive offices, including zip code)

(817) 460-3947
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 28, 2014, First Cash Financial Services, Inc. (the “Company”) issued a press release announcing its financial results for the three month and twelve month periods ended December 31, 2013 (the “Earnings Release”). The Earnings Release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 2.02.

The information provided in this Item 2.02, including the Earnings Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by the specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2014, the Company’s Board of Directors (the “Board”) elected Mr. Gabriel Guerra Castellanos as a member of the Board. Mr. Guerra will fill the position previously held by Ambassador Jorge Montaño, who resigned from the Board to become the Permanent Representative of Mexico to the United Nations. Mr. Guerra will serve on the Audit, Compensation and Nominating and Corporate Governance Committees of the Board until the expiration of his term at the annual meeting of stockholders in the year 2016 or until his earlier resignation or removal. With the appointment of Mr. Guerra to the Audit Committee of the Company, the Company is again in compliance with NASDAQ Listing Rule 5605(c)(2)(A) as of January 23, 2014. Mr. Guerra will receive the standard compensation available to other non-employee directors of the Company.

There are no arrangements or understandings related to Mr. Guerra pursuant to which he was selected as a director and he has no family relationship with any of the Company’s directors or executive officers. Mr. Guerra has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

Information relating to Mr. Guerra’s appointment as director is included in the Earnings Release.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press Release dated January 28, 2014 announcing the Company's financial results for the three month and twelve month periods ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 28, 2014	FIRST CASH FINANCIAL SERVICES, INC.
(Registrant)

/s/ R. DOUGLAS ORR
R. Douglas Orr
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press release dated: January 28, 2014

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